Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 05/26/09
Totals
184,652.95 14,795,962.66
1.40210151 80.30082926
Certificate
n/a 0.000000% 0.00 17,397,911.50 184,652.95 0.00 0.00
140,210.15 8,030,082.93
Factors per Thousand 81.59218067 0.11075010 1.29135141
8,159,218.07 11,075.01 129,135.14 0.00
A-II-2
92975RAC2 1.685000% 100,000,000.00
Ending
Factors per Thousand
Certificate
Rate
Class
Factors per Thousand
0.697500%
A-II-1
A-I-1
92975RAA6
92975RAB4 0.697500%
Cusip
81.59218068
Original
Certificate
Balance
400,000,000.00
0.04584460
Distribution Summary
750,000,000.00
Beginning
Certificate
Balance
31,092,112.30
77.73028075
61,194,135.51
1.03145208
968,513.56
Interest
17,469.88
0.04367470
34,383.45
1.29135141
Unpaid
Principal
Amount
0.00
0.00
Principal
412,580.83
Total
Distribution
430,050.71
1.07512678
1.33719601
Balance
76.69882868
60,225,621.95
80.30082927
Certificate
30,679,531.47
1,250,000,000.00 100,445,465.88
247,581.29
1,510,229.53
0.00
1,757,810.82
98,935,236.35
1,002,897.01
- Page 1 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 05/26/09
* The Rapid Amortization Tranche does not affect the bond distribution.
Totals
0.00
1,014,043.14
41,973,638.17
0.00
40,959,595.03
-443,799.96
1,457,843.10
41,973,638.17
Total
Excluded*
n/a n/a 0.00 40,959,595.03 -443,799.96 1,457,843.10 0.00 1,014,043.14
29,011,198.59
Pool II
Excluded*
n/a n/a 0.00 28,528,009.95 -442,977.86 926,166.50 0.00 483,188.64
12,962,439.58
Pool I
Balance
Excluded*
n/a n/a 0.00 12,431,585.08 -822.10 531,676.60 0.00 530,854.50
Ending
Tranche
Cusip
Rate
Balance
Balance
Payments
Draws
Losses
Distribution
Amortization
Original
Beginning
Total
Excluded Balance
Rapid
- Page 2 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 05/26/09
Bond Interest Information
Type of
Certificate
Senior/Variable
Senior/Variable
Senior/Auction
Residual
* Original Ratings of the Offered Certificates per the Prospectus Supplement dated June 25, 2003
92975RAC2
n/a
WAC Rate
Class Net
11.82274%
LIBOR/Auction
0.43750%
0.43750%
1.68500%
- - -
29/360 n/a
n/a
n/a
Class
S & P
Fitch
Original Rating* Original Rating* Original Rating
A-I-1
A-II-1
A-II-2
Certificate
Moody's
10.34850%
Accrual
11.82274%
Aaa AAA
Aaa AAA
Aaa AAA
- - -
Cusip
92975RAA6
92975RAB4
Period
29/360
29/360
- Page 3 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 05/26/09
Bond Interest Information
Class
A-II-1
A-II-2
17,469.88 A-I-1
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
Interest Due
Interest Carryforward
Interest Carryforward
92975RAA6 0.00 0.00
92975RAB4 34,383.45 0.00 0.00
92975RAC2 11,075.01 0.00 0.00
0.00
0.00
0.00
- Page 4 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 05/26/09
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Account
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
1,510,229.53
0.00
0.00
0.00
0.00
0.00
308,154.23
0.00
0.00
0.00
1,510,229.53
0.00
0.00
0.00
412,580.83
0.00
0.00
512,645.14
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1,305,738.62
100,064.31
0.00
0.00
100,064.31
412,580.83
0.00
0.00
0.00
208,089.92
1,097,648.70
0.00
0.00
0.00
Pool I
Pool II
Total
208,089.92 308,154.23
0.00
1,097,648.70
0.00
0.00
0.00
1,818,383.76
Collection Activity
0.00
- Page 5 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 05/26/09
Beginning Collateral Balance
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Gross WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
Pool I
Collateral Information
231
5,458,370.20
5,458,370.20
0.00
0.00
618,848.63
3.366%
Periodic Information
Pool II
Total
36,550,482.50
36,137,901.67
161
70
12.735%
-
0.00
78,690,946.04
77,593,297.34
0.00
3,982,132.64
3.338%
158
74
15.512%
-
-
-
115,241,428.54
113,731,199.01
0.00
4,600,981.27
3.347%
14.641%
-
-
Original Information
14,541
4.273%
232
1,250,033,330.44
23,842
4.274%
850,033,296.68 400,000,033.76
9,301
4.276%
0.00
14,795,962.66
14,795,962.66
0.00
0.00
9,337,592.46
9,337,592.46
0.00
8,108,064.15 2,509,788.16 5,598,275.99
Overcollateralization Information
- Page 6 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 05/26/09
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Account
Ending Balance
Additional Account Activity
Pool I
Pool II
Total
0.00
0.00 0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
- Page 7 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 05/26/09
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
#
$
271,352.86 8
$
%
$
#
#
3 401,210.47
3 49,206.85
1
5
51,408.80
23
564,275.40
1,182,227.96
133,408.40
112,575.65
3
3
%
0.751%
3.271%
0.136%
0.369%
0.312%
0.142%
1.561%
0.00 0
%
1.110%
0.000%
Pool I
Delinquency Information
- Page 8 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 05/26/09
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
#
$
%
8 441,911.45
Delinquency Information
Pool II
0.570%
4 260,183.04 0.335%
2 268,166.76 0.346%
1 202,095.97 0.260%
3 284,937.15 0.367%
10 1,293,788.75 1.667%
28 2,751,083.12 3.546%
#
$
%
13 1,587,718.14 2.046%
#
$
%
0 0.00 0.000%
- Page 9 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 05/26/09
3 Largest Mortgage Loan Balances
Servicing Fee Additional Balances created during the first
Enhancer Premium Rapid Amortization Period
Indenture Trustee Expenses Additional Balance Increase Amount payable
Paying Agent Expenses
to Certificateholders
Additional Balance Increase Amount payable
Total Fees
from Principal Collections
Condition 1 in effect?
Condition 2 in effect?
Condition 3 in effect?
Cumulative Liquidation Loss Amount %
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Revolving (Yes / No) Net Excess Spread
Managed Amortization (Yes / No) Net Excess Spread % - Current
Rapid Amortization (Yes / No)
Net Excess Spread % - 2 mth avg
Net Excess Spread % - 3 mth avg
Percentage Interest - Class A-I-1
Percentage Interest - Class A-II-1
Percentage Interest - Class A-II-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
Servicer Termination Trigger Active (Yes/No)
0.00
9.138%
9.647%
31.010%
0.00
808,759.70
60.874%
Additional Reporting Items
Pool I
Pool II
8,669.17
Additional Information
Fees
3,817,752.63
0.00
No
Yes
9.995%
15,229.37
3,886.51
0.00
0.00 0.00
32,787.89
0.00
41,457.06
Amortization Period
19,115.88
No
0.00
No
Yes
Yes
Yes
No
No
0.368%
0.00
0.00
8.117%
- Page 10 -